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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) OCTOBER 13, 2000


                              THE HERTZ CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                             1-7541                        13-1938568
(State or other jurisdiction of               (Commission                   (I.R.S. Employer
         incorporation)                       File Number)                 Identification No.)

225 Brae Boulevard, Park Ridge, New Jersey                                      07656-0713
 (Address of principal executive offices)                                       (Zip Code)

Registrant's telephone number, including area code (201) 307-2000



                                 Not Applicable
         (Former name or former address, if changed since last report.)



                               Page 1 of 8 pages.
                         The Exhibit Index is on page 3.
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ITEM 5.  OTHER EVENTS.

        On October 13, 2000, The Hertz Corporation issued a press release with respect to its third quarter 2000 earnings. The title, first, second, fifth, seventh, ninth, eleventh and twelfth paragraphs of that press release, which appear as part of Exhibit 99, are filed and incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


         (c)    EXHIBITS.


                The following Exhibit is filed or furnished as part of this Report to the extent described in Items 5 and 9.

                (99) Press release relating to The Hertz Corporation's third quarter 2000 earnings.

ITEM 9.  REGULATION FD DISCLOSURE.

         The third, fourth, sixth, eighth and tenth paragraphs of the press release, as well as the attached Supplementary
         Information, appearing in Exhibit 99 are not filed but are furnished pursuant to Regulation FD.





                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         THE HERTZ CORPORATION
                                              (Registrant)



                                   By:  /s/ Richard J. Foti
                                            Richard J. Foti
                                            Staff Vice President and Controller
                                            (Principal Accounting Officer)

Date:  October 16, 2000


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                                  EXHIBIT INDEX

Exhibit No.                                          Description                               Page
-----------                                          -----------                               ----
    (99)                  Press release relating to The Hertz Corporation's                     4
                          third quarter 2000 earnings, filed or furnished to the
                          extent described in Items 5 and 9.



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